                                                                    EXHIBIT 10.1

                                                              EXECUTION ORIGINAL





                           STOCK PURCHASE AGREEMENT


                                     Among

                            MAGNUM PETROLEUM, INC.

                                      and

                           TRUST COMPANY OF THE WEST

                                      and

                         TCW ASSET MANAGEMENT COMPANY,
                      in the capacities described herein,

                         TCW DEBT AND ROYALTY FUND IVB

                                      and

                         TCW DEBT AND ROYALTY FUND IVC


                         Dated as of December 6, 1996

                                TABLE OF CONTENTS

SECTION 1.   DEFINITIONS.....................................................  2

SECTION 2.   PURCHASE AND SALE OF SECURITIES.................................  5
        2.1. Authorization and Issuance of 1996 Series A
             Preferred Stock and Conversion Shares...........................  5
        2.2. The Closing.....................................................  5
        2.3. Purchase for Holder's Account...................................  6
        2.4. Compliance......................................................  6
        2.5. Expenses........................................................  6
        2.6. Conversion Option...............................................  7

SECTION 3.   WARRANTIES, REPRESENTATIONS AND COVENANTS OF THE COMPANY........  8
        3.1. Sale is Legal, etc. ............................................  8
        3.2. Governmental Consent............................................ 12
        3.3. Private Offering................................................ 12
        3.4. Litigation...................................................... 13
        3.5. No Material Misstatements....................................... 13
        3.6. Ownership of Subsidiaries....................................... 13
        3.7. Material Adverse Change......................................... 13

SECTION 4.   RESTRICTIONS ON TRANSFERABILITY; REGISTRATION RIGHTS............ 13
        4.1. Restrictive Legend.............................................. 14
        4.2. Notice of Proposed Transfers.................................... 14
        4.3. Demand Registration............................................. 15
        4.4. Piggy-Back Registration......................................... 18
        4.5. Registration Procedures......................................... 19
        4.6. Expenses; Limitations on Registration........................... 22
        4.7. Indemnification................................................. 23
        4.8. Termination of Restrictions..................................... 25
        4.9. Rule 144........................................................ 25

SECTION 5.   COVENANTS OF THE COMPANY........................................ 25
        5.1. Delivery Expenses............................................... 25
        5.2. Taxes........................................................... 26
        5.3. Replacement of Instruments...................................... 26
        5.4. Restrictions on Certain Actions................................. 26
        5.5. Use of Proceeds................................................. 27

        5.6. Implementation of the Development Plan.......................... 27
        5.7. Name Change..................................................... 27

SECTION 6.   MISCELLANEOUS................................................... 27
        6.1. Notices......................................................... 27
        6.2. Survival........................................................ 28
        6.3. Successors and Assigns.......................................... 28
        6.4. Amendment and Waiver, etc. ..................................... 28
        6.5. Duplicate Originals............................................. 29
        6.6. Severability.................................................... 29
        6.7. Governing Law................................................... 29
        6.8. Specific Performance............................................ 29
        6.9. Arbitration..................................................... 29

                        TABLE OF EXHIBITS AND SCHEDULES

Exhibit A - Certificate of Designation

Exhibit B - Legal Opinion

Exhibit C - Shareholders Agreement

Exhibit D - Approved List of Engineering Consultants



Schedule A - List of Holders

Schedule B - List of Affiliates

Schedule 3.1.1 - Options and Warrants

Schedule 3.1.5 - Holders of Registration Rights

Schedule 3.6 - Ownership of Subsidiaries

                               STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT dated as of December __, 1996 between Magnum Petroleum, Inc., a Nevada corporation (the "COMPANY"), and Trust Company of the West, a California trust company ("TRUSTCO"), as Trustee of the TCW Debt and Royalty Fund IVA established pursuant to a Declaration of Trust executed December 31, 1992 ("FUND IVA"); Trustco, in its capacities as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 between General Mills, Inc. and Trustco and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., Trustco and State Street Bank and Trust Company, as trustee ("GENERAL MILLS"); TCW Asset Management Company, a California corporation ("TAMCO"), as Investment Manager pursuant to the Investment Management and Custody Agreement dated as of June 1, 1993 among The Trustees of Columbia University in the City of New York, Tamco and Trustco ("COLUMBIA"); Tamco, as Investment Manager pursuant to the Investment Management Agreement dated as of March 1, 1993 between The Board of Trustees of The Leland Stanford Junior University and Tamco ("LSJU"); Tamco, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993 between the Searle Trusts Limited Partnership X, a Delaware limited partnership (the "SEARLE PARTNERSHIP X"), Harris Trust and Savings Bank, as Custodian for the Searle Partnership X, and Tamco ("SPX"); Tamco, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993 between the John G. Searle Charitable Trusts Partnership, a Delaware limited partnership (the "SEARLE CHARITABLE PARTNERSHIP"), Harris Trust and Savings Bank, as Custodian for the Searle Charitable Partnership, and Tamco ("SCP"); Tamco, as Investment Manager under the Investment Management Agreement dated as of December 31, 1993 between Tamco and Delta Air Lines, Inc. ("DELTA"); Trust Company of the West, as Custodian pursuant to the Investment Management and Custody Agreement dated as of April 26, 1994 among The City and County Employee's Retirement System of San Francisco, TCW Asset Management Company and Trust Company of the West; and TCW Debt and Royalty Fund IVB, a California Limited Partnership ("FUND IVB"); and TCW Debt and Royalty Fund IVC, a California Limited Partnership ("FUND IVC") (Trustco, in the capacities designated above; Tamco, in the capacities designated above; Fund IVB and Fund IVC are hereinafter collectively referred to as "TCW").

         TCW, on behalf of each of the parties set forth on SCHEDULE A hereto (together with their successors and assigns, the "HOLDERS"), hereby subscribes for an aggregate of one million shares of the Company's 1996 Series A Convertible Preferred Stock, $.001 par value per share and a $10.00 stated value per share (the "1996 SERIES A PREFERRED STOCK"), at a purchase price of $10.00 per share, with the rights, restrictions, preferences and privileges as stated in the Certificate of Designation with respect to the Preferred Stock attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATION") and as provided by law. The 1996 Series A Preferred Stock is convertible into, redeemable for, and, at the option of the holders of the 1996 Series A Preferred Stock, dividends thereon may be payable in, shares of the Company's common stock, $.002 par value per share (the "COMMON STOCK"), as stated in the Certificate of Designation. Accordingly, the parties hereto agree as follows:

         SECTION 1.  DEFINITIONS

         As used herein, the following terms shall have the following meanings.

         "AFFILIATE" shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, with respect to any fund or trust, any Person which is a participant in or beneficiary of such fund or trust. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing provisions of this definition (i) in no event shall any Holder (or any Affiliate thereof) be deemed to be an Affiliate of the Company and (ii) the

Persons listed on SCHEDULE B shall be deemed to be Affiliates of the Company for purposes of this Agreement.

         "ARTICLES OF INCORPORATION" shall mean the Articles of Incorporation of the Company, as in effect on the date hereof and as at any time amended or otherwise modified.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other similar or successor agency of the federal government administering the Securities Act.

         "CONTROLLING PERSON" shall have the meaning defined in SECTION 4.7.

         "CONVERSION SHARES" shall mean the shares of Common Stock into which the 1996 Series A Preferred Stock is convertible or converted, for which the 1996 Series A Preferred Stock is redeemed, and in which dividends on the 1996 Series A Preferred Stock are paid.

         "DEVELOPMENT PLAN" shall mean the plan of development attached to the Secretary's Certificate pursuant to SECTION 3.1.7(a), as approved by TCW and as the same may be amended from time to time with the consent of TCW as provided in the Certificate of Designation.

         "DIVIDEND SHARES" shall mean the shares of Common Stock in which dividends on the 1996 Series A Preferred Stock are paid.

         "EXCLUDED REGISTRATION" shall mean any registration pursuant to
SECTION 4.3 hereof, any registration of debt securities under Form S-3, or any comparable successor Form, or any registration of shares of Common Stock in an aggregate amount not to exceed 5,750,000 shares issued and registered pursuant to one or more underwritten public offerings after the Closing Date and on or before June 30, 1997 at a price per share not less than $4.00 and/or the exercise of the IPO Warrants (as defined in the Certificate of Designation) at a price of $5.50 per share on or before November 12, 1998.

         "INDEMNITEE" and "INDEMNITOR" shall have the meanings defined in
SECTION 4.7.

         "INDEPENDENT ENGINEER" shall mean Gaffney, Cline & Associates Inc. or such other engineering consultant selected by the Company from those on TCW's approved list, attached hereto as EXHIBIT D.

         "INDEPENDENT ENGINEERING REPORT" shall mean the engineering report prepared by the Independent Engineer evaluating the Reserves of the Company described in Section 3.1.7(i).

         "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

         "PIGGY BACK RIGHT" shall have the meaning defined in SECTION 4.3.

         "PROVED DEVELOPED RESERVES" shall have the meaning set forth in the Certificate of Designation.

         "REDEMPTION SHARES" shall mean the shares of Common Stock for which the 1996 Series A Preferred Stock is redeemed.

         "REIMBURSABLE REGISTRATION" shall have the meaning defined in
SECTION 4.6.

         "REQUISITE HOLDERS" shall mean the holders of 1996 Series A Preferred Stock and Conversion Shares representing at least 70% of the Conversion Shares.

         "RESERVES" shall have the meaning set forth in the Certificate of Designation.

         "RESTRICTED CERTIFICATE" shall mean a certificate for 1996 Series A Preferred Stock or Conversion Shares bearing the restrictive legend set forth in
SECTION 4.1.

         "RESTRICTED SECURITIES" shall mean 1996 Series A Preferred Stock or Conversion Shares evidenced by a Restricted Certificate. Notwithstanding any provision of this Agreement, the Certificate of Designation or any other agreement or document which may be construed otherwise, Dividend Shares or Redemption Shares shall not be Restricted Securities.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLER" shall mean a holder of Restricted Securities for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of SECTION 4. Neither the Company nor any Affiliate of the Company shall be deemed a "Seller" for any purposes of this Agreement.

         "TCW FUNDS" means TCW Debt and Royalty Fund IVA, a collective trust fund formed under California law; Fund IVB; Fund IVC; Trustco, in its capacities as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 between General Mills, Inc. and Trustco and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., Trustco and State Street Bank and Trust Company, as trustee; Tamco, as Investment Manager under the Investment Management and Custody Agreement dated as of June 1, 1993 among The Trustees of Columbia University in the City of New York, TCW and Tamco; Tamco, as Investment Manager pursuant to the Investment Management Agreement dated March 1, 1993 between The Board of Trustees of The Leland Stanford Junior University and Tamco; Tamco, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993 between the Searle Partnership X, Harris Trust and Savings Bank, as Custodian for the Searle Partnership X, and Tamco; Tamco, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993 between the Searle Charitable Partnership, Harris Trust and Savings Bank, as Custodian for the Searle Charitable Partnership, and Tamco; and Tamco, as Investment Manager under the Investment

Management Agreement dated as of December 31, 1993 between Delta Air Lines, Inc. and Tamco.

         "TRANSACTION FEE" shall mean a transaction fee in an amount equal to $62,500.

         "TRANSFER" shall mean any sale, transfer or other disposition of any Restricted Securities, or of any interest in any thereof, which would constitute an offer or sale thereof within the meaning of the Securities Act.

         "1993 SERIES B PREFERRED STOCK" shall mean the preferred stock of the Company with a par value of $.001 per share, issued pursuant to a Certificate of Designation filed with the Nevada Secretary of State on January 25, 1993.

         "1993 SERIES A PREFERRED STOCK" shall mean the preferred stock of the Company with a par value of $.001 per share, issued pursuant to a Certificate of Designation filed with the Nevada Secretary of State on May 21, 1993.

         SECTION 2.  PURCHASE AND SALE OF SECURITIES

         2.1. AUTHORIZATION AND ISSUANCE OF 1996 SERIES A PREFERRED STOCK AND CONVERSION SHARES. The Company has authorized for issuance the issue of the 1996 Series A Preferred Stock in one or more certificates to the Holders pursuant to this Agreement and the Certificate of Designation, and authorized and reserved for issuance the issue of such number of Conversion Shares as will permit the compliance by the Company with its obligations to issue Conversion Shares pursuant to the Articles of Incorporation and the Certificate of Designation.

         2.2. THE CLOSING. Subject to the conditions set forth in SECTION 3.1.7, the Company hereby agrees to issue to each Holder, and each Holder hereby agrees to purchase, the number of 1996 Series A Preferred Stock set out opposite such Holder's name on SCHEDULE A attached hereto, at a purchase price of $10.00 per share. The Company will deliver to each Holder a single certificate for the 1996 Series A Preferred Stock, registered in the name of such Holder, except that, if any such Holder shall notify the Company in writing prior to such issuance that it desires certificates for 1996 Series A Preferred Stock to be issued in other denominations or registered in the name or names of any Person or Persons referred to in the proviso at the end of the first sentence of SECTION 4 or any nominee or nominees for its or their benefit, then the certificates for 1996 Series A Preferred Stock shall be issued to such Holder in the denominations and registered in the name or names specified in such notice. Concurrently with the issuance of the 1996 Series A Preferred Stock, the Company shall pay to TCW, in immediately available funds, the Transaction Fee.

         2.3. PURCHASE FOR HOLDER'S ACCOUNT. Each Holder represents and warrants to the Company that such Holder is purchasing and will purchase the 1996 Series A Preferred Stock, for its own account, with no present intention of distributing or reselling the 1996 Series A Preferred Stock or the Conversion Shares or any part thereof and that such Holder is prepared to bear the economic risk of retaining the 1996 Series A Preferred Stock and the Conversion Shares for an indefinite period, all without prejudice, however, to the right of such Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise dispose of all or any part of the 1996 Series A Preferred Stock or the Conversion Shares held by it. It is understood that, in making the representations set forth in SECTION 3.1, 3.2 and 3.3, the Company is relying, to the extent applicable, upon the representations and warranties of each such Holder. Each Holder represents and warrants that it is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         2.4. COMPLIANCE. Further in reliance upon the representations and warranties of each Holder in SECTION 2.3, the Company has not registered the 1996 Series A Preferred Stock or the Conversion Shares under the Securities Act and each Holder agrees that neither the 1996 Series A Preferred Stock nor the Conversion Shares will be sold or offered for sale without registration under said Act or the availability of an exemption therefrom or if said Act is not applicable, all as more fully provided in SECTION 4, nor in violation of any other law of the United States of America or any state.

         2.5. EXPENSES. Whether or not the 1996 Series A Preferred Stock is sold to any Holder, the Company will pay all costs and expenses incurred by the Holders (a) relating to the negotiation, execution and delivery of this Agreement and the issuance of the 1996 Series A Preferred Stock (including, without limitation, fees, office charges and expenses of counsel to the Holders, Milbank, Tweed, Hadley & McCloy and reasonable third party engineering, outside accounting and other out-of-pocket costs), (b) provided for in SECTIONS 4.6, 4.7, 5.1 and 5.2, (c) relating to printing the instruments evidencing the 1996 Series A Preferred Stock or the Conversion Shares, (d) expenses relating to any amendments, waivers or consents under this Agreement and (e) incident to the enforcement by any Holder of, or the protection or preservation of any right or remedy of any Holder under, this Agreement, the Articles of Incorporation, the Certificate of Designation or any other document or agreement furnished pursuant hereto or thereto or in connection herewith or therewith (including, without limitation, fees and expenses of counsel). The Company shall pay such costs and expenses, to the extent then payable, on the date of issuance of the 1996 Series A Preferred Stock or, with respect to those matters described in clauses (b), (c), (d) and (e) above thereafter from time to time upon demand by any Holder against presentation, in each such case, of a statement thereof. The Company shall also pay any fees or disbursements incurred by Weisser, Johnson & Co. or any person other than a party engaged solely by TCW in connection with identifying the Holders to whom the offers and sales of the shares of the 1996 Series A Preferred Stock were made.

         2.6. CONVERSION OPTION. On or after the second anniversary of the Closing Date, the Company shall have the option, at any time, to convert, in whole but not in part, the 1996 Series A Preferred Stock, on the terms and conditions set forth herein, to 8.75% convertible debentures of the Company due 2008 (the "DEBENTURES") having an aggregate principal amount equal to the Liquidation Value (as defined in the Certificate of Designation) of the 1996 Series A Preferred Stock, PROVIDED THAT all of the following conditions are satisfied: (i) the Company shall have delivered to the Holders all necessary approvals, subordination agreements and other documentation, in form and substance satisfactory to TCW in its reasonable discretion, required in connection with such conversion (which will include such provisions acceptable to TCW in its reasonable discretion, which will entitle the holders of such Debentures to the same voting and other rights as if they held the 1996 Series A Preferred Stock including without limitation the right to vote as a separate class with respect to any plan of reorganization in a bankruptcy or insolvency proceeding relating to the Company) and (ii) the Holders shall have received an opinion of counsel to the Company (a) that such conversion neither breaches nor violates any existing agreement to which the Company is a party or any other obligation of the Company, (b) such conversion shall not cause an adjustment in the conversion price, option price or exercise price in any convertible security issued by the Company, and (c) such other matters as TCW may reasonably request. In the event that the Company exercises the option set forth in this SECTION 2.6 and the Company had not received before June 30, 1997 at least $15,000,000 of net cash proceeds from the issuance and sale by the Company of Common Stock which was not issued and outstanding on the Closing Date, the Company shall redeem annually on each of June 30, 2006, June 30, 2007 and June 30, 2008, one third (1/3) of the original principal amount of the Debentures. The Debentures shall be subject to redemption at the option of the Company by the issuance of Freely Tradeable Common Stock (as defined in the Certificate of Designation) in the manner and subject to the terms and conditions of a conversion of the 1996 Series A Preferred Stock at the option of the Company pursuant to Section 8.3 of the Certificate of Designation but otherwise the Debentures shall not be redeemable at the option of the Company. The Debentures shall be redeemed by the Company on June 30, 2008 at par value with all unpaid and accrued interest. The Debentures shall bear interest at a rate of 8.75% per annum, compounded quarterly, which interest payments shall be payable quarterly on March 31, June 30, September 30 and December 31 of each year commencing on the first of such date to occur immediately following the conversion option set forth in this SECTION 2.6. Interest on the Debentures shall be paid in cash; PROVIDED, HOWEVER, that if any such interest payment is not paid on the penultimate Business Day of the month after the quarterly payment date on which it is due (the "INTEREST PAYMENT DATE"), the holders of the Debentures shall have the option to require the Company to pay such accumulated interest in shares (whether whole or fractional) of Freely Tradeable Common Stock valued at the Cash Equivalent Amount (as defined in the Certificate of Designation) for the purposes of determining the number of shares (or fraction thereof) of Freely Tradeable Common Stock to be issued.

         SECTION 3.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF THE COMPANY

         The Company hereby represents, warrants and covenants to each Holder that as of the date of the Company's execution of this Agreement:

         3.1.  SALE IS LEGAL, ETC.

         3.1.1. Upon the issuance of the 1996 Series A Preferred Stock under this Agreement, the total number of shares of capital stock which the Company has authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The Company has the power and authority and has taken all actions (corporate or other) necessary to authorize it to enter into and perform its obligations and undertakings under this Agreement. Immediately prior to the issuance of the 1996 Series A Preferred Stock under this Agreement, 13,708,327 shares of Common Stock and 80,000 shares of 1993 Series A Preferred Stock will be issued and outstanding. Upon the issuance of the 1996 Series A Preferred Stock under this Agreement, the Company does not have outstanding any stock or securities convertible into or exchangeable for any shares of capital stock nor does it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the 1996 Series A Preferred Stock to be issued pursuant to this Agreement and
(ii) options and warrants to purchase an aggregate of 1,388,976 shares of Common Stock as set forth on SCHEDULE 3.1.1 hereto.

         3.1.2. The 1996 Series A Preferred Stock will, when issued against payment therefor in accordance with this Agreement, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

         3.1.3. The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of the conversion of the 1996 Series A Preferred Stock, such number of Conversion Shares issuable upon the conversion of all outstanding 1996 Series A Preferred Stock. All Conversion Shares will, when issued, in accordance with the provisions of the Articles of Incorporation and the Certificate of Designation of the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company will take all such actions as may be necessary to assure that all Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or national market upon which the Conversion Shares may be listed.

         3.1.4. None of the execution and delivery of this Agreement, or the issue and sale of the 1996 Series A Preferred Stock and the Conversion Shares, or the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the Articles of Incorporation of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency (other than filings which will be made by the Company as required by applicable state securities laws), or any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

         3.1.5. There is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act other than as set forth on SCHEDULE 3.1.5 hereto.

         3.1.6. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada and has the corporate power and authority to execute and deliver this Agreement, the 1996 Series A Preferred Stock and the Conversion Shares and to perform the terms hereof and thereof. The Company has taken all action necessary to authorize the execution, delivery and performance of this Agreement, the issuance of the 1996 Series A Preferred Stock and the Conversion Shares. This Agreement has been duly authorized and executed and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

         3.1.7. As a condition to the obligations of the Holders hereunder and prior to the issuance of the 1996 Series A Preferred Stock, the Company shall have delivered to the Holders (in form and substance satisfactory to Holders and their counsel):

              (a) a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of the Company, (A) attaching a true and complete copy of the resolutions of the Board of Directors of the Company, and of all documents evidencing other necessary corporate or shareholder action (in form and substance satisfactory to the Holders and to their counsel) taken by the Company in connection with the matters contemplated by this Agreement, (B) attaching a true and complete copy of the Articles of Incorporation and by-laws of the Company and each of its subsidiaries, (C) setting forth the incumbency of the officer or officers of the Company who sign this Agreement, any document delivered by the Company pursuant hereto and each certificate for the 1996 Series A Preferred Stock, including therein a signature specimen of such officer or officers and (D) attaching a true and complete copy of the Development Plan;

              (b) a certificates of good standing (including tax status, if applicable) of the Company and each of its subsidiaries under the laws of their respective states of incorporation and as foreign corporations in every state in which they own property or conduct business;

              (c) an opinion of Looper, Reed, Mark & McGraw Incorporated in the form attached hereto as EXHIBIT B;

              (d) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, which report shall contain audited financial statements of the Company for such fiscal year prepared in accordance with generally accepted accounting principles which fairly present the information included therein, accompanied by an opinion of the Company's certified public accountants;

              (e) copies of the Company's Quarterly Report on Form 10-Q for the fiscal quarter September 30, 1996, which reports may contain unaudited financial statements of the Company for such fiscal quarter prepared in accordance with generally accepted accounting principles which fairly present the information included therein, certified by the Company's chief financial officer;

              (f) an opinion of Nevada counsel, which counsel shall be recommended by the Company and approved by TCW, to the Company with respect to the nature of any class rights (including class voting rights) of the holders of the 1993 Series A Preferred Stock under Nevada law;

              (g) copies of that certain Shareholder Agreement executed by Gary C. Evans, the Company and TCW in the form attached hereto as EXHIBIT C;

              (h) a summary of the principal terms of the incentive stock option plan to be adopted by the Board of Directors of the Company on or before December 31, 1996;

              (i) an Independent Engineering Report reflecting an NPV10 (as defined in the Certificate of Designation but using unescalated twelve (12) month forward NYMEX strip pricing adjusted for basis and hedges) of at least sixty million dollars ($60,000,000) of the Proved Developed Reserves attributable to the Company's oil and gas properties;

              (j) evidence satisfactory to TCW that all the 1993 Series B Preferred Stock has been converted into Common Stock of the Company;

              (k) a Phase 1 Environmental Audit acceptable to TCW of the salt water disposal facility owned by Cushing Disposal, Inc., an Oklahoma corporation and wholly owned subsidiary of the Company, together with evidence satisfactory to TCW that (i) the Company has reasonably sufficient liability and other insurance coverages with respect to such facility and
    (ii) no material environmental liability could be imposed upon the Company with respect to such salt water disposal facility; and

              (l) such other documents and evidence relating to the matters contemplated by this Agreement as the Holders or their counsel shall reasonably require, including without limitation, evidence that the Company has sufficient authorized and reserved shares of Common Stock on the date hereof to meet the Company's obligations herein and in the Certificate of Designation.

    3.2 GOVERNMENTAL CONSENT. Other than filings required by applicable state securities laws which shall be made by the Company, neither the nature of the Company or of any its subsidiaries, or of any of their respective businesses or properties, nor any relationship between the Company or any subsidiary and any other Person, nor (except as expressly provided for in this Agreement) any circumstance in connection with the offer, issue or sale of the 1996 Series A Preferred Stock and Conversion Shares is such as to require consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the execution and filing of the Certificate of

Designation or any amendment of the Articles of Incorporation required in connection with the authorization, offer, sale and/or issuance of the 1996 Series A Preferred Stock or the Conversion Shares.

         3.3. PRIVATE OFFERING. Neither the Company nor any other Person acting on behalf of the Company has offered any of the 1996 Series A Preferred Stock or any similar securities of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with any prospective purchasers who are not accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf has offered or will offer the 1996 Series A Preferred Stock or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the 1996 Series A Preferred Stock within the provisions of Section 5 of the Securities Act. Based in part on the representations of the Holders set forth herein, the offer, sale and issuance of the 1996 Series A Preferred Stock in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws.

         3.4. LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the Company's right to enter into this Agreement, or to consummate the transactions contemplated hereby or which, if decided in a manner adverse to the Company, would have a material adverse effect on the Company or on any of its subsidiaries.

         3.5. NO MATERIAL MISSTATEMENTS. No representation, warranty, or statement by Company in this Agreement or in any written statement or certificate furnished or to be furnished to the Holders pursuant to this Agreement contains any untrue statement of a material fact or, when taken together, omits a material fact necessary to make the statements made herein or therein not misleading.

         3.6. OWNERSHIP OF SUBSIDIARIES. The Company has good and marketable title to all the outstanding stock of each of its subsidiaries, except Hunter Butcher International, a Wyoming limited liability company, as to which the Company has good and marketable title to a member interest comprising 51% of all member interests thereof, in each case, free and clear of all liens other than as set forth on SCHEDULE 3.6 hereof. None of the Company's subsidiaries have outstanding (i) any stock or securities convertible into or exchangeable for any shares of capital stock or (ii) any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any capital stock or stock or securities.

         3.7. MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, prospects or financial standing of the Company since the filing of the Company's most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB.

         SECTION 4.  RESTRICTIONS ON TRANSFERABILITY; REGISTRATION RIGHTS

         The Restricted Securities shall not be transferable except upon the conditions specified in this SECTION 4; provided that, notwithstanding any other provisions of this SECTION 4, each Holder (and each other Person mentioned below in this clause) shall have the right to transfer any Restricted Securities to any Affiliate, fund participant, trust beneficiary, or limited partner of such Holder, any party to any investment management or other similar agreement with Trustco or Tamco, any fund, foundation, trust or other Person for whose benefit any such agreement with Trustco or Tamco relates or any trustee, custodian or nominee of or for any such Person. Each such transferee shall be subject to the same transfer restrictions imposed on the Holders by this Agreement. All rights and obligations of the Holders set forth in this SECTION 4 will inure to the benefit of and be binding upon any transferee of the Restricted Securities.

         4.1.  RESTRICTIVE LEGEND.  Unless and until otherwise permitted by this
SECTION 4, each certificate for 1996 Series A Preferred Stock issued under this Agreement, each certificate for any 1996 Series A Preferred Stock issued to any subsequent transferee of any such certificate, each certificate for any Conversion Shares other than (i) Redemption Shares, (ii) Dividend Shares, (iii) Conversion Shares issued upon the exercise by the Company of the conversion rights granted pursuant to Section 8.3 of the Certificate of Designation and
(iv) each certificate for any Conversion Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may be reoffered and sold only if registered pursuant to the provisions of said Securities Act or if an exemption from registration is available."

         4.2. NOTICE OF PROPOSED TRANSFERS. Prior to any transfer or attempted transfer of any Restricted Securities not covered by the proviso contained in the introductory paragraph to SECTION 4, the holder of such Restricted Certificate shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice (i) shall describe the manner and circumstances of the proposed transfer in sufficient detail, and (ii) shall be accompanied (except in transactions in compliance with Rule 144) by either (A) a written opinion of legal counsel who shall be reasonably satisfactory to the Company (provided that, in the case of any holder which is a person or an entity affiliated with the TCW Funds, Trustco or Tamco, any counsel which is a director, officer or employee of any such Person, shall be satisfactory to the Company) to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (B) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in SECTION 4.1.

         4.3. DEMAND REGISTRATION.  Subject to the limitations contained in
SECTION 4.6, at any time and from time to time, the holders of at least 51% of the outstanding 1996 Series A Preferred Stock and Conversion Shares may give written notice to the Company (i) of their intention to convert all or part of the 1996 Series A Preferred Stock held by them and to transfer the Conversion Shares held or obtained by conversion of 1996 Series A Preferred Stock and (ii) requesting the registration of said Conversion Shares, and thereupon, the Company shall, as expeditiously as possible, effect the registration of such Conversion Shares under the Securities Act. Such Sellers shall have the right to select the managing underwriter or underwriters for the offering of such Conversion Shares.

         In the case of an underwritten public offering of Restricted
Securities to be so registered pursuant to a registration under this SECTION 4.3, if the managing underwriter advises in its opinion that (i) the inclusion in such registration of some or all of such Common Stock requested to be registered (including without limitation, securities to be included pursuant to incidental or "piggyback" rights heretofore or hereafter granted by the Company to other Persons) will cause the proceeds or price per share to the Sellers to be reduced or (ii) that the number of securities to be registered at the request of the Sellers pursuant to this SECTION 4.3 plus the number of securities sought to be registered by such other Persons is too large a number to be reasonably sold, then the number of securities to be included in such registration will be reduced as set forth below:

              (i) the number of shares of Common Stock sought to be registered by the Company or any holders of Common Stock, other than the Conversion Shares and the Other Shares (as defined below), shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "RECOMMENDED NUMBER");

              (ii) if the reduction provided for in clause (i) above does not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Other Shares sought to be registered shall be reduced pro rata, in proportion to the number of shares of Common Stock sought to be registered by the holders of such Other Shares, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number; and

              (iii) if the reductions provided for in clauses (i) and (ii) above do not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Conversion Shares sought to be registered shall be reduced pro rata, in proportion to the number of shares of Common Stock sought to be registered by the holders of such Common Stock, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number;

PROVIDED, that in no event shall the holders of the Conversion Shares so included in such registration be required to pay any expenses relating to such registration, including, without limitation, all the expenses described in the first paragraph of SECTION 4.6, which are related to the inclusion of any other holders' Common Stock in the registration.

         The Company shall have the right to include in any registration pursuant to this SECTION 4.3, Common Stock held by its management which the Company shall desire to have registered (collectively, "Other Stock"), PROVIDED, that (i) such Other Stock shall not comprise more than ten (10) percent of Conversion Shares included in the registration and (2) the managing underwriter approves of the inclusion of such Other Stock in such registration as not having an adverse impact on the price to be received by the holders of Conversion Shares therein.

         The Company will not grant to any Person at any time on or after the date hereof the right (a "PIGGYBACK RIGHT") to request the Company to register any securities of the Company under the Securities Act by reason of the exercise by any Holder of its rights under this SECTION 4.3 unless such Piggyback Right provides that such securities shall not be registered and sold at the same time if the managing underwriter for the respective Sellers believes that sale of such securities would adversely affect the amount of, or price at which, the respective Conversion Shares being registered under this SECTION 4.3 can be sold.

         The Company agrees (a) not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act but excluding (i) a sale or distribution which the Company is obligated to make pursuant to an acquisition or other agreement in effect as of the date the holders of the 1996 Series A Preferred Stock or Conversion Shares give notice under the first sentence of this SECTION 4.3, (ii) the issuance of not more than 100,000 shares of Common Stock per calendar quarter in connection with the Company's acquisition of (A) mineral leases, (B) gas gathering systems, (C) pipelines, (D) producing and non-producing oil and gas properties, and (E) other similar oil and gas assets (which shall not be made during the 10-day period prior to, and during the 20-day period beginning on, the closing date described below), and (iii) the issuance of shares of Common Stock either (A) pursuant to the warrants and options listed on Schedule
3.1.1 in connection with the exercise thereof or (B) pursuant to one or more underwritten public offerings after the Closing Date and on or before June 30, 1997 at a price per share less than the Conversion Price but not less than $4.00 and/or the exercise of the IPO Warrants (as defined in the Certificate of Designation) at a price of $5.50 per share on or before November 12, 1998, PROVIDED, THAT in the aggregate such shares shall not exceed 5,750,000 shares of Common Stock, during the 10-day period prior to, and during the 120-day period beginning on, the closing date of an underwritten offering made pursuant to a registration statement filed pursuant to this SECTION 4.3 and (b) to cause each holder of its privately placed equity securities purchased from the Company at any time on or after the date of this

Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

         Except pursuant to a registration statement filed pursuant to this
SECTION 4.3, each Holder agrees not to effect any public sale or distribution, including a sale pursuant to Rule 144 or 144A under the Securities Act, of any Restricted Securities during the 10-day period prior to, and during the 120-day period beginning on, the closing date of an underwritten offering made pursuant to a registration statement filed pursuant to this SECTION 4.3.

         The Company recognizes that money damages may be inadequate to compensate Holders for a breach by the Company of its obligations under this
SECTION 4.3, and the Company agrees that in the event of such a breach the Holders may apply for an injunction of specific performance or the granting of such other equitable remedies as may be awarded pursuant to the arbitration described in SECTION 6.9 below or by a court of competent jurisdiction after the arbitration in SECTION 6.9 below in order to afford Holders the benefits of this
SECTION 4.3 and that the Company shall not object to such application, entry of such injunction or granting of such other equitable remedies on the grounds that money damages will be sufficient to compensate the Holders.

         4.4. PIGGY-BACK REGISTRATION. Subject to the limitations contained in SECTION 4.6, if the Company at any time proposes to register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or the equivalent (other than an Excluded Registration), whether of its own accord or at the request of any holder or holders of such securities, it will each such time give written notice to all holders of outstanding 1996 Series A Preferred Stock and Conversion Shares of its intention so to do.

         Upon the written request of a holder or holders of any such 1996 Series A Preferred Stock and Conversion Shares given within 30 days after receipt of any such notice (stating the intended method of disposition of such securities by the prospective Seller or Sellers), the Company will use its best efforts to cause all Conversion Shares, the holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Seller or Sellers of the Conversion Shares so registered; PROVIDED, HOWEVER, the Company may elect not to file a registration statement pursuant to this SECTION 4.4 or may withdraw any registration statement filed pursuant to this SECTION 4.4 at any time prior to the effective date thereof. In the case of an underwritten public equity offering by the Company, each Seller shall, if requested by the managing underwriter, agree not to sell publicly any equity securities of the Company held by such Seller (other than the Conversion Shares so registered) for a period of up to 120 days following the effective date of the registration statement relating to such offering.

         If the managing underwriter for the respective offering advises that the inclusion in such registration of some or all of the Conversion Shares sought to be registered by the Seller in its opinion will cause the proceeds or price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Sellers is too large a number to be reasonably sold, then the number of securities to be included in such registration will be reduced as set forth below:

              (i) the number of shares of Common Stock sought to be registered by any holders of Common Stock, other than the Conversion Shares, shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the Recommended Number;

              (ii) if the reduction provided for in clause (i) above does not reduce the number of securities to be registered to the Recommended Number, then the number of shares of the Common Stock sought to be issued and registered on account of the Company shall be reduced to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number; and

              (iii) if the reduction provided for in clauses (i) and (ii) above does not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Conversion Shares sought to be registered shall be reduced pro rata, in proportion to the number of Conversion Shares sought to be registered by the holders thereof, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number.

         The Company will not grant to any Person at any time on or after the date hereof the right to request the Company to register any securities of the Company under the Securities Act unless such right provides that such securities shall not be registered and sold at the same time if the managing underwriter for the respective sellers believes that sale of such securities would adversely affect the amount of, or price at which, the respective Conversion Shares being registered under this Section 4.4 can be sold.

         4.5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this SECTION 4 to use its best efforts to effect the registration of any of the Conversion Shares under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible:

              (a) cooperate with any underwriters for, and the Sellers of, such Conversion Shares, and will enter into a usual and customary underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Conversion Shares in the manner contemplated by the related registration statement in each case to the same extent as if all the securities then being offered were for the account of the Company and the Company will provide to any Seller of Conversion Shares, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

              (b) furnish or cause to be furnished to each Seller of Conversion Shares covered by such registration statement, addressed to such Sellers, a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Conversion Shares;

              (c) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same; PROVIDED that no such registration statement will be filed by the Company until counsel for the Sellers of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (a) above with respect thereto and no amendment to any such registration statement naming such Sellers as selling shareholders shall be filed with the Commission until such Sellers shall have had at least seven days to review such registration statement as originally filed and theretofore amended, to exercise their rights under clause (a) above and to approve or disapprove any portion of such registration statement describing or referring to such Sellers;

              (d) furnish to each Seller such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

              (e) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

              (f) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Conversion Shares for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

              (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

              (h) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (i) list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

PROVIDED, HOWEVER, that notwithstanding any other provision of this SECTION 4, the Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of two years (plus any period during which the effectiveness of such registration has been suspended) except that from time to time after a transfer of Conversion Shares pursuant to a registration statement the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Conversion Shares may reasonably request, all to the extent required to enable such holders to sell Conversion Shares pursuant to Rule 144 and Rule 144A promulgated under the Securities Act (or any successor thereto). Upon written request, the Company will deliver to such holders a written statement as to whether it has complied with such requirements.

         4.6. EXPENSES; LIMITATIONS ON REGISTRATION. All expenses incident to the Company's performance of its obligations in connection with any registration of the Sellers' Conversion Shares under this Agreement including, without limitation, printing expenses, fees and disbursements of counsel for the Company, fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement and expenses of any special audits and independent engineering reports to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration shall be paid by the Company. In connection with each Reimbursable Registration (as defined below in this SECTION 4.6), the Company shall pay (i) all registration and filing fees for the Sellers' Conversion Shares under Federal and State securities laws, (ii) expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to SECTION 4.5(e), and (iii) fees and expenses of not more than one special counsel for the Seller or

Sellers but shall not be obligated to pay underwriter's discount or commissions with respect to the Conversion Shares. In connection with any registration of any Conversion Shares which is not a Reimbursable
Registration, all expenses of the kind specified in the preceding sentence shall be borne by the respective Seller or Sellers in such proportions as they may agree.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this SECTION 4 in respect of the Conversion Shares which are to be registered at the request of any prospective Seller that (i) subject to the immediately preceding paragraph, the Company shall have received an undertaking satisfactory to it from such prospective Seller to pay, or have deducted from the proceeds from the sale of Conversion Shares pursuant to a registration, all expenses to be incurred by or for the account of and required to be paid by such Seller, and (ii) such prospective Seller shall furnish to the Company such information regarding the securities held by such Seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         The Holders of 1996 Series A Preferred Stock and Conversion Shares shall be entitled to an aggregate of two effective registrations pursuant to requests made under SECTION 4.3; PROVIDED, that any registration request made by the requisite number of Holders, as set forth in the first paragraph of SECTION 4.3, which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position or business) by the holders of at least 75% of the shares evidenced or covered by the Conversion Shares sought to be registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes hereof. Each registration which either uses up one of the two registration rights granted in the preceding sentence or is filed pursuant to a request subsequently withdrawn for any of the reasons set forth in the final parenthetical clause of the preceding sentence and each "piggy-back" registration pursuant to SECTION 4.4 shall be deemed a "Reimbursable Registration."

         The Company agrees that it will not file a registration statement under the Securities Act, either for securities held by any of the Company's security holders other than holders of 1996 Series A Preferred Stock and Conversion Shares or for securities newly issued by the Company, until 30 days after the effective date of any registration statement filed pursuant to the request of a Seller or Sellers made under SECTION 4.3.

         4.7.  INDEMNIFICATION.

         4.7.1. In the event of any registration of any of its securities under the Securities Act pursuant to this SECTION 4, the Company shall indemnify and hold harmless the Seller of such Conversion Shares, such Seller's directors and officers, and each other person, if any, who controls such Seller within the meaning of the Securities Act (a "CONTROLLING PERSON"), against any losses, claims, damages or liabilities, joint or several, to which such Seller or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Seller.

         4.7.2. Each holder of any Conversion Shares shall, by acceptance thereof, indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or omission of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or omission was contained in written information furnished to the Company through an instrument duly executed by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

         4.7.3.  INDEMNIFICATION similar to that specified in SUBSECTIONS
4.7.1 and 4.7.2 shall be given by the Company and each holder of any Conversion Shares (with such modifications as shall be appropriate) to any underwriter with respect to any required registration or other qualification of any Conversion Shares under any Federal or state law or regulation of governmental authority. The indemnity and expense reimbursements obligations of the Company and the Holders under SUBSECTIONS

4.7.1 and 4.7.2 shall be in addition to any liability the Company and the Holders may otherwise have.

         4.7.4. Each Person (an "INDEMNITOR") who under the preceding provisions of this SECTION 4.7 agrees to indemnify another Person (an "INDEMNITEE") shall have the right, subject to the provisions hereto, to designate counsel (acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such INDEMNIFICATION may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this SECTION 4.7, shall be entitled to be reimbursed for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

         4.8. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of this SECTION 4, the restrictions imposed by this SECTION 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or sold under Rule 144 or 144A promulgated by the Commission. Whenever the restrictions imposed by this SECTION 4 shall terminate as to any Restricted Certificate, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend otherwise required to be borne thereby.

         4.9. RULE 144. At all times, in order to permit the holders of 1996 Series A Preferred Stock and Conversion Shares to sell the same, if they so desire, pursuant to Rule 144 or 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144 and 144A (or any successor rules thereto), including the provision of information concerning the Company and the timely filing of all reports with the Commission in order to enable such holders, if they so elect, to utilize Rule 144 or 144A, and the Company will cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of 1996 Series A Preferred Stock or Conversion Shares which is exempt from registration under the Securities Act pursuant to Rule 144 or 144A.

         SECTION 5.  COVENANTS OF THE COMPANY

         5.1. DELIVERY EXPENSES. If any Holder surrenders any certificate for 1996 Series A Preferred Stock or Conversion Shares to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company will, subject to the provisions of SECTION 4, cause such new instruments to be issued and will pay the cost of delivering to or from the office of the Holder from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

         5.2. TAXES. The Company will pay all taxes (other than Federal, State or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the 1996 Series A Preferred Stock and Conversion Shares hereunder or in connection with any modification of the 1996 Series A Preferred Stock or Conversion Shares and will save the Holders harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay such taxes. The obligations of the Company under this SECTION 5.2 shall survive any redemption, repurchase or acquisition of 1996 Series A Preferred Stock or Conversion Shares by the Company and the termination of this Agreement.

         5.3. REPLACEMENT OF INSTRUMENTS. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any 1996 Series A Preferred Stock or Conversion Shares, and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of shares of 1996 Series A Preferred Stock or Conversion Shares.

         5.4. RESTRICTIONS ON CERTAIN ACTIONS. From and after the date hereof to the day immediately following the issuance of 1996 Series A Preferred Stock hereunder the Company will not:

               (a) pay or declare any dividend payable in shares of its common stock or take any other action which, if taken after the date of such issuance, would result under the terms of the Preferred Stock in a change in the number of Conversion Shares into which the 1996 Series A Preferred Stock may be converted; or

               (b) make any amendment to the Articles of Incorporation of the Company, or file any resolution of the board of directors with the Nevada Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights of the holders of the 1996 Series A Preferred Stock.

         5.5. USE OF PROCEEDS. The Company shall use the proceeds of the sale of the 1996 Series A Preferred Stock as follows:

               (a) development of proved undeveloped properties, including but not limited to, installation of water floods and development drilling in the Panoma Field in accordance with the Development Plan; and

               (b) working capital or reduction of any outstanding debt obligations of the Company under its existing credit facilities with Wells Fargo Bank (Texas) National Association, as agent for the Banks extending credit to the Company.

         5.6. IMPLEMENTATION OF THE DEVELOPMENT PLAN. The Company shall take all action necessary to commence and implement the Development Plan not later than the time periods set forth therein.

         5.7. NAME CHANGE. The Company has advised TCW that it intends to change its name to Magnum Hunter Resources, Inc. Promptly after the filing thereof, the Company shall deliver to the Holders true and correct copies of all documents effecting or evidencing the name change of the Company to Magnum Hunter Resources, Inc. under the laws of the State of Nevada and shall concurrently therewith reissue to the Holders the certificates for the 1996 Series A Preferred Stock with the changed name of the Company.

         SECTION 6.  MISCELLANEOUS

         6.1.  NOTICES.

         6.1.1. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid:

                (a) if to any party hereto at its address for notices specified beneath its name on the signature page hereof, or at such other address as it may have furnished in writing to each other party hereto and all other holders of 1996 Series A Preferred Stock and Conversion Shares at the time outstanding, or

                (b) if to any other Person who is the registered holder of any 1996 Series A Preferred Stock or Conversion

    Shares, to the address for the purpose of such holder as it appears in the stock ledger of the Company.

         6.1.2. Any notice shall be deemed to have been duly given when delivered by hand, if personally delivered, and if sent by mail, two Business Days after being deposited in the mail, postage prepaid.

         6.2. SURVIVAL. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the issuance of the 1996 Series A Preferred Stock regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Company hereunder.

         All representations, warranties and covenants made by the Holders herein shall be considered to have been relied upon by the Company and shall survive the issuance to the Holders of the 1996 Series A Preferred Stock regardless of any investigation made by the Company or on its behalf.

         The provisions of SECTION 4 hereof shall survive the issuance to the Holders of the 1996 Series A Preferred Stock and the Conversion Shares.

         6.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties whether so expressed or not.

         6.4. AMENDMENT AND WAIVER, ETC. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Requisite Holders. No failure or delay on the part of the Holders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Holders at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the Holders.

         6.5. DUPLICATE ORIGINALS. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         6.6. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         6.7. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of California.

         6.8. SPECIFIC PERFORMANCE. The Company acknowledges that the Holders have no adequate remedy at law for breaches by the Company of its obligations hereunder or under the Articles of Incorporation, and accordingly the Company irrevocably agrees that the Holders shall be entitled to the remedy of specific performance granted pursuant to SECTION 6.9 below, and waives any right the Company may have to object to such remedy.

         6.9. ARBITRATION. THE PARTIES AGREE THAT IF ANY DISPUTE SHOULD ARISE UNDER THE TERMS AND PROVISIONS OF THIS AGREEMENT, EACH PARTY WAIVES ANY RIGHT TO COMMENCE LEGAL ACTION OR ARBITRATION OTHER THAN AS PROVIDED UNDER THE TERMS OF THIS AGREEMENT, AND THIS AGREEMENT SHALL PROVIDE THE SOLE AND EXCLUSIVE REMEDY FOR RESOLUTION OF DISPUTES.

         (a) THE DETERMINATION OF THE ARBITRATOR WILL BE FINAL AND BINDING UPON EACH PARTY AND EACH PARTY SPECIFICALLY WAIVES ANY RIGHT TO CLAIM THAT THE ARBITRATOR HAS EXCEEDED THE SCOPE OF

THE ARBITRATION, HAS DISREGARDED EVIDENCE OR PRINCIPLES OF LAW, AND FURTHER WAIVES ANY RIGHT TO DISCLAIM THE QUALIFICATION OR FUNCTION OF THE ARBITRATOR IN ANY MANNER OR FASHION.

         (b) APPOINTMENT OF THE ARBITRATOR SHALL BE MADE BY MUTUAL AGREEMENT OF THE PARTIES. IF THE PARTIES CANNOT AGREE UPON THE IDENTIFICATION OF THE ARBITRATOR WITHIN THIRTY (30) DAYS FROM THE MAILING OF THE OBJECTION, A PETITION FOR APPOINTMENT OF ARBITRATOR SHALL BE FILED WITH THE SUPERIOR COURT OF THE COUNTY OF LOS ANGELES, CALIFORNIA. THE ARBITRATION SHALL BE HELD IN LOS ANGELES, CALIFORNIA PURSUANT TO THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND TITLE 9 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (SECTION 1280 ET SEQ.) INCLUDING WITHOUT LIMITATION PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1283.05 WHICH IS HEREBY INCORPORATED HEREIN BY REFERENCE.

         (c) THE ARBITRATOR'S FEES AND FEES AND COSTS OF PETITIONING FOR THE APPOINTMENT OF THE ARBITRATOR SHALL BE PAID BY THE COMPANY. THE ARBITRATOR UPON RENDERING ITS AWARD SHALL DETERMINE THE PARTY THAT PREVAILED BASED UPON WRITTEN STATEMENTS MADE BY EACH PARTY AT THE COMMENCEMENT OF THE ARBITRATION AS TO THE POSITION OF THE PARTIES AND THEIR ALTERNATIVES FOR SETTLING THE MATTER. A STATEMENT OF A PROPOSED SETTLEMENT SHALL NOT BE BINDING UPON ANY PARTY AND SHALL NOT BE CONSIDERED AS EVIDENCE BY THE ARBITRATOR EXCEPT TO THE EXTENT THAT THE ARBITRATOR UPON MAKING ITS SOLE AND INDEPENDENT DETERMINATION SHALL DETERMINE THE PARTY WHICH PREVAILED BASED UPON THE PROPOSALS FOR SETTLEMENT OF THE MATTER MADE BY EACH PARTY AND SHALL DETERMINE THAT THE NON-PREVAILING PARTY SHALL PAY SOME OR ALL OF THE COSTS OF ARBITRATION INCLUDING ANY COSTS INCURRED BY THE ARBITRATOR AND IN EMPLOYING EXPERTS TO ADVISE THE ARBITRATOR IN REGARD TO SPECIFIC SUBJECTS OR QUESTIONS. THE ARBITRATOR MAY FURTHER AWARD THE COST OF ATTORNEYS' FEES OR EXPERT WITNESSES CONSULTED OR EMPLOYED IN THE PREPARATION OR PRESENTATION OF EVIDENCE TO THE ARBITRATOR BY THE PREVAILING PARTY IF, IN THE ARBITRATOR'S DETERMINATION, THE POSITION OF THE NONPREVAILING PARTY WAS NOT REASONABLY TAKEN OR MAINTAINED OR WAS BASED UPON A FAILURE TO PROPERLY EXCHANGE OR COMMUNICATE INFORMATION WITH THE PREVAILING PARTY IN REGARD TO THE SUBJECT SUBMITTED TO ARBITRATION.

         (d) THE ARBITRATOR'S DETERMINATION MAY FURTHER PROVIDE FOR PROSPECTIVE ENFORCEMENT AND DIRECTIONS FOR THE PARTIES TO COMPLY WITH INCLUDING WITHOUT LIMITATION PERMANENT INJUNCTIVE RELIEF. UNDER SUCH CIRCUMSTANCES, THE ARBITRATOR'S AWARD SHALL BE BINDING UPON THE PARTIES AND SHALL BE UNDERTAKEN AND PERFORMED BY EACH OF THE PARTIES UNTIL SUCH TIME AS THE ARBITRATOR'S DIRECTIONS TO THE PARTY SHALL LAPSE BY THEIR TERM, OR THE ARBITRATOR SHALL NOTIFY THE PARTIES THAT THOSE TERMS ARE NO LONGER IN FORCE OR EFFECT OR SHALL MODIFY THOSE TERMS.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.

                                     MAGNUM PETROLEUM, INC.,
                                     a Nevada corporation


                                     By:
                                         ----------------------------
                                         Gary C. Evans
                                         President

                                     Address for Notices:

                                     600 East Las Colinas Boulevard
                                     Suite 1200
                                     Irving, Texas  75039


                                     TRUST COMPANY OF THE WEST, a California
                                     trust company, as Trustee of TCW Debt and Royalty Fund IVA


                                     By:
                                         ----------------------------
                                         George R. Hutchinson
                                         Managing Director


                                     By:
                                         ----------------------------
                                         Marc MacAluso
                                         Vice President

                             TRUST COMPANY OF THE WEST, a California trust company, in its capacities as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 between General Mills, Inc. and the Trust Company of the West and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., the Trust Company of the West and State Street Bank and Trust Company, as trustee


                             By:
                                 ----------------------------
                                 George R. Hutchinson
                                 Managing Director


                             By:
                                 ----------------------------
                                 Marc MacAluso
                                 Vice President

                             TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager pursuant to the Investment Management and Custody Agreement dated as of June 1, 1993 with The Trustees of Columbia University in the City of New York and Trust Company of the West


                             By:
                                 ----------------------------
                                 George R. Hutchison
                                 Managing Director


                             By:
                                 ----------------------------
                                 Marc MacAluso
                                 Vice President


                             TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager pursuant to the Investment Management Agreement dated as of March 1, 1993 with The Board of Trustees of the Leland Stanford Junior University


                             By:
                                 ----------------------------
                                 George R. Hutchinson
                                 Managing Director


                             By:
                                 ----------------------------
                                 Marc MacAluso
                                 Vice President

                             TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993 between the Searle Trusts Limited Partnership X, Harris Trust and Savings Bank and TCW Asset Management Company


                             By:
                                 ----------------------------
                                 George R. Hutchinson
                                 Managing Director


                             By:
                                 ----------------------------
                                 Marc MacAluso
                                 Vice President


                             TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Investment Management Agreement dated as of June 8, 1993, between the John G. Searle Charitable Trusts Partnership, Harris Trust and Savings Bank and TCW Asset Management Company


                             By:
                                 ----------------------------
                                 George R. Hutchinson
                                 Managing Director


                             By:
                                 ----------------------------
                                 Marc MacAluso
                                 Vice President

                             TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Investment Management Agreement dated as of December 31, 1993 with Delta Air Lines, Inc.


                             By:
                                    ----------------------------
                                    George R. Hutchinson
                                    Managing Director


                             By:
                                    ----------------------------
                                    Marc MacAluso
                                    Vice President


                             TCW DEBT AND ROYALTY FUND IVB, A CALIFORNIA
                             LIMITED PARTNERSHIP

                             By:  TCW Asset Management Company,
                                  a California corporation,
                                  General Partner


                                  By:
                                      ---------------------------------
                                      George R. Hutchinson
                                      Managing Director



                                  By:
                                      ---------------------------------
                                      Marc MacAluso
                                      Vice President

                             TCW DEBT AND ROYALTY FUND IVC, A CALIFORNIA
                             LIMITED PARTNERSHIP

                             By:  TCW Asset Management Company,
                                  a California corporation,
                                  General Partner


                                  By:
                                      ---------------------------------
                                      George R. Hutchinson
                                      Managing Director



                                  By:
                                      ---------------------------------
                                      Marc MacAluso
                                      Vice President


                             TRUST COMPANY OF THE WEST, as Custodian pursuant to the Investment Management and Custody Agreement dated as of April 26, 1994 among The City and County Employee's Retirement System of San Francisco, TCW Asset Management Company and Trust Company of the West


                             By:
                                 ---------------------------------
                                 George R. Hutchinson
                                 Managing Director



                             By:
                                 ---------------------------------
                                 Marc MacAluso
                                 Vice President

                             Address for Notices:

                             865 South Figueroa Street,
                             Suite 1800
                             Los Angeles, California  90017

                                   Exhibit A
                           Certificate of Designation

                                   Exhibit B

                                 Legal Opinion

                                   Exhibit C

                             Shareholders Agreement

                                   Exhibit D

                                 Approved List

1.  Gaffney, Cline & Associates Inc.

2.  Ryder Scott Company Petroleum Engineers

3.  Netherland, Sewell & Associates Inc.

4.  Cawley Gillespie & Assoc.

5.  DeGolyer and MacNaughton

                                   SCHEDULE A

                                                                  SERIES A
                                                                 CONVERTIBLE
                                                              PREFERRED NUMBER
        HOLDER AND TAX I.D. NUMBER                                OF SHARES
        --------------------------                            ----------------

TRUST COMPANY OF THE WEST, as Trustee of                            37,484
the TCW Debt and Royalty Fund IVA
established pursuant to a Declaration of Trust executed December 31, 1992 (95-6950242)

TRUST COMPANY OF THE WEST, as Custodian pursuant                    36,301
to the Investment Management and Custody Agreement dated as of June 1, 1993 among The Trustees of Columbia
University in the City of New York, TCW Asset Management
Company and Trust Company of the West (13-5598093)

TRUST COMPANY OF THE WEST, as Custodial Agent for                  100,144
TCW DEBT AND ROYALTY FUND IVB, A CALIFORNIA LIMITED
PARTNERSHIP (95-4403617)

TRUST COMPANY OF THE WEST, as Custodial Agent for                   48,512
TCW DEBT AND ROYALTY FUND IVC, A CALIFORNIA LIMITED
PARTNERSHIP (95-4468901)

THE CHASE MANHATTAN BANK, as Custodian for The                     115,676
Trustees of The Leland Stanford Junior University
(94-1156365)

HARRIS TRUST AND SAVINGS BANK, as Custodian pursuant                81,248
to the Custody Agreement dated as of June 8, 1993 between Harris Trust and Savings Bank and the Searle
Trusts Limited Partnership X (36-6839902)

HARRIS TRUST AND SAVINGS BANK, as Custodian pursuant                32,498
to the Custody Agreement dated as of June 8, 1993 between Harris Trust and Savings Bank and the John G. Searle
Charitable Trusts Partnership (36-6882464)

                                                                  SERIES A
                                                                 CONVERTIBLE
                                                              PREFERRED NUMBER
        HOLDER AND TAX I.D. NUMBER                                OF SHARES
        --------------------------                            ----------------

TRUST COMPANY OF THE WEST, as Custodian pursuant                     16,395
to the Investment Management and Custody Agreement dated as of April 26, 1994 among The City and County Employee's
Retirement System of San Francisco, TCW Asset Management
Company and Trust Company of the West (94-6078495)

TRUST COMPANY OF THE WEST, in its capacities as Investment          500,000
Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 with General Mills, Inc. and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 with General Mills, Inc. and State Street
Bank and Trust Company, as trustee (04-6736853)

HARRIS TRUST AND SAVINGS BANK, as Trustee under the master           31,742
trust agreement, Delta Master Trust, dated as of May 27, 1982 with Delta Air Lines, Inc. (36-6751614)

Total:                                                            ---------
                                                                  1,000,000



The Company shall pay dividends in cash by wire transfer in immediately available funds as follows (or as otherwise directed by TCW or any Holder):

FOR ALL HOLDERS EXCEPT TCW-GENERAL MILLS

Sanwa Bank California
1977 Saturn
Monterey Park, CA 91754
Trust Operations

Attn: Charles McKinley
ABA#122003516
Account # 40010-30
TCW Debt & Royalty Funds IV - Magnum

FOR TCW-GENERAL MILLS

Sanwa Bank California
1977 Saturn
Monterey Park, CA 91754
Trust Operations
Attn: Charles McKinley
ABA # 122003516
Account #400-0587
G. MILLS EQUITY O&G - Magnum

                                   Schedule B

                              List of Affiliates

                        [to be provided by the Company]

                                 Schedule 3.1.1

                              Options and Warrants

                         [to be provided by the Company]

                                 Schedule 3.1.5

                          Holders of Registration Rights

                          [to be provided by the Company]

                                  SCHEDULE 3.6

                                TITLE EXCEPTIONS

                         [TO BE PROVIDED BY THE COMPANY]